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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported): February 20, 2002

EBC I, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction incorporation)	000-25709 (Commission File Number)	95-4633006 (IRS Employer Identification No.)
600 Corporate Pointe, 12th Floor, Culver City, CA (Address of principal executive offices)		90230 (Zip Code)

(310) 258-1677 (Registrants' telephone number including area code)

(Former name or former address, if changed since last report)

Item 5.    Other Events

        On February 20, 2002, EBC I, Inc. (formerly known as eToys Inc., the "Registrant"), EBC Distribution, LLC (formerly known as eToys Distribution, LLC, "EBC Distribution"), eKids, Inc. ("eKids") and PMJ Corporation ("PMJ") filed their January Monthly Operating Reports with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), copies of which are attached hereto as Exhibit 99.1 and incorporated herein in their entirety. EBC Distribution, eKids and PMJ are subsidiaries of the Registrant. Copies of any bank statements originally filed with the Bankruptcy Court as part of the January Monthly Operating Reports have been omitted.

        THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7.    Exhibits.

99.1	January Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed on February 20, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EBC I, INC.
	By:	/s/ BARRY GOLD Name: Barry Gold Title: President
Date: March 6, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	January Monthly Operating Reports of EBC I, Inc., EBC Distribution, LLC, eKids, Inc. and PMJ Corporation (without bank statements) filed on February 20, 2002.

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  Item 5. Other Events
  Item 7. Exhibits.
  SIGNATURE